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                                 EXHIBIT 99.2
                     CERTIFICATE OF OWNERSHIP AND MERGER

















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                     CERTIFICATE OF OWNERSHIP AND MERGER

                                   MERGING

                           SOURCECORP INCORPORATED

                                WITH AND INTO

                             F.Y.I. INCORPORATED

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                        Pursuant to Section 253 of the
             General Corporation of Law of the State of Delaware

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     F.Y.I. Incorporated, a Delaware corporation (the "Company"), does hereby certify to the following facts relating to the merger (the "Merger") of SourceCorp Incorporated, a Delaware corporation (the "Subsidiary"), with and into the Company, with the Company remaining the surviving corporation:

     FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the "DGCL"). The Subsidiary is incorporated pursuant to the DGCL.

     SECOND: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.

     THIRD: The Board of Directors of the Company, by the following resolutions duly adopted on January 31, 2002, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL:

     "APPROVAL OF THE NAME CHANGE MERGER

          RESOLVED, that the Board of Directors of the Company deems it advisable to change the Company's name from "F.Y.I. Incorporated" to "SOURCECORP, Incorporated" by merging SourceCorp Incorporated, a Delaware corporation wholly owned by the Company ("Subsidiary"), with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger") and hereby authorizes and approves the Merger in all respects;

          FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each outstanding share of capital stock of the Company (of any class or series) shall remain outstanding and in all respects shall be unaffected, held by the person who was the holder of such share immediately prior to the Merger, and such holders shall not receive cash, new stock, securities or any other form of consideration as a result of the Merger;

          FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of capital stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof;



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          FURTHER RESOLVED, that pursuant to and at the effective time of, the
     Merger, the name of the Company shall be changed to "SOURCECORP, Incorporated" by deleting ARTICLE ONE of the Restated Certificate of Incorporation, as amended, of the Company and inserting in lieu thereof a new ARTICLE ONE to read as follows:

                                 'ARTICLE ONE

                                     NAME

         The name of the corporation is SOURCECORP, Incorporated.' "

     FOURTH: The Company shall be the surviving corporation of the Merger. The name of the surviving corporation shall be amended in the Merger to be "SOURCECORP, Incorporated."

     FIFTH: The restated certificate of incorporation, as amended, of the Company as in effect immediately prior to the effective time of the Merger shall be amended, effective concurrently with the Merger, by deleting Article One and inserting in lieu thereof a new Article One to read "The name of the corporation is "SOURCECORP, Incorporated" and, as so further amended, shall be the certificate of incorporation of the surviving corporation.

     SIXTH: The effective time of the merger shall be 12:01 a.m., Delaware time, on February 14, 2002.

     SEVENTH: At any time before filing, this Certificate of Ownership and Merger may be amended in any manner as may be mutually agreeable to the board of directors of F.Y.I. Incorporated and SourceCorp Incorporated.

     EIGHTH: At any time before a Certificate of Ownership and Merger filed with the Secretary of State of Delaware becomes effective, this Certificate of Ownership and Merger may be terminated and the Merger may, subject to the rights of the parties hereunder, be abandoned by the board of directors of either F.Y.I. Incorporated or SourceCorp Incorporated.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 6th day of February, 2002.

                                        F.Y.I. INCORPORATED,
                                        a Delaware corporation


                                        By:  /s/ Charles S. Gilbert
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                                             Charles S. Gilbert
                                             Senior Vice President, General
                                             Counsel and Secretary




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